Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Alternative Asset Allocation Plus Fund

--------------------------------------------------------------------------------

The following information replaces the related disclosure contained in the "Investment Policies and Techniques" section of the Fund's Statement of Additional Information.

General. The Fund seeks capital appreciation. The Fund will seek to achieve its goal by investing in alternative asset categories.

The Fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds and Exchange Traded Funds ("ETFs") (collectively, the "underlying funds"), certain other securities and derivative instruments. The Fund may invest in ETFs when the desired economic exposure is not available through a DWS Fund to a particular asset category or investment strategy.

The Fund will allocate its assets among underlying funds that emphasize alternative or non-traditional asset categories or investment strategies.
Alternative or non-traditional asset categories and investment strategies generally have a low correlation with the broad US stock and bond markets. Initially, the Fund will allocate its assets among underlying funds that emphasize the following strategies and/or asset categories: market neutral, inflation-protection, commodities, real estate and emerging markets.

The Fund intends to make allocations ranging from approximately 0-30% of its assets (exclusive of assets allocated to the iGAP strategy discussed below) in each of the underlying funds described below.

To maintain the target allocation, the Fund will be rebalanced periodically. The portfolio managers may change the target allocation from time to time based on market conditions.

From time to time, the underlying funds may be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming underlying funds or to enhance returns.

The portfolio managers may evaluate the possibility of adding additional asset categories over time. A new asset category would be added if the fund managers determine that it will bring enhanced returns or additional diversification to the fund. Investments in new asset categories will be implemented using existing DWS funds or exchange-traded funds. Addition of a new asset category to the fund would be subject to Board approval.

The Fund's investments in other DWS funds, ETFs, other securities and derivative instruments and other securities are in reliance on an exemptive order obtained from the Securities and Exchange Commission.

Integrated Global Alpha Platform Strategy ("iGAP Strategy"). In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The global tactical asset allocation strategy, which the Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term and medium-term mis-pricings within global equity, bond and currency markets. iGAP is expected to have a low correlation to the performance of underlying funds.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Because a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The equity, bond and currency positions are then implemented by the iGAP portfolio managers using exchange-traded futures and over-the-counter forward currency transactions. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGAP strategy, derivatives and other instruments generally will not be used for hedging purposes.

The following information supplements the "Management of the Fund" section of the above Fund's current Statement of Additional Information.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by Thomas Picciochi in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2007.



            Name of               Dollar Range of         Dollar Range of All
        Portfolio Manager       Fund Shares Owned       DWS Fund Shares Owned
        -----------------       -----------------       ---------------------

 Thomas Picciochi                       $0                 $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for Thomas Picciochi, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by Thomas Picciochi. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of December 31, 2007.

Other SEC Registered Investment Companies Managed:

                                                                      Number of
                                                                     Investment
                                 Number of     Total Assets of        Company        Total Assets of
                                Registered        Registered       Accounts with      Performance-
      Name of Portfolio         Investment        Investment        Performance-        Based Fee
           Manager               Companies        Companies          Based Fee          Accounts
           -------               ---------        ---------          ---------          --------
 Thomas Picciochi                   10         $5,325,869,176            0                 $0









Other Pooled Investment Vehicles Managed:


                                                                      Number of
                                                                       Pooled
                                                                     Investment       Total Assets
                                Number of      Total Assets of       Vehicle              of
                                  Pooled            Pooled         Accounts with      Performance-
     Name of Portfolio          Investment        Investment        Performance-        Based Fee
           Manager               Vehicles          Vehicles          Based Fee          Accounts
           -------               --------          --------          ---------          --------

 Thomas Picciochi                    6         $588,157,482              4            $539,680,217



Other Accounts Managed:

                                                                    Number of
                                                                       Other         Total Assets of
                                Number of                          Accounts with      Performance-
      Name of Portfolio            Other       Total Assets of      Performance-        Based Fee
           Manager               Accounts       Other Accounts       Based Fee          Accounts
           -------               --------       --------------       ---------          --------

 Thomas Picciochi                   11         $862,134,197              8            $232,996,735





               Please Retain This Supplement for Future Reference

March 19, 2008